Exhibit 99.1
Specialty Pharmaceuticals for Psychiatry & Neurology NASDAQ: SOMX

Forward Looking Statements This presentation contains forward-looking statements about our business, including results of our clinical trials, potential indications for our product candidates, development timelines, future financial results and events that have not yet occurred. Pharmaceutical development inherently involves significant risks and uncertainties, including the risks outlined under "Risk Factors" and elsewhere in our Annual Report on Form 10-K and our other filings made with the SEC from time to time. Our actual results may differ materially from our expectations due to these risks and uncertainties, including our near-term dependence on the success of our lead product candidate, SILENORTM, and factors relating to regulatory approval, research and development, intellectual property protection, competition, industry environment, ability to raise sufficient capital, ability to attract a strategic partner and other matters. Somaxon undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Highlights Specialty pharmaceuticals focused on psychiatric and neurologic disorders Three in-licensed product candidates with extensive human experience & established safety records Highly differentiated product profiles addressing large markets Positive Phase 3 data for unique, non-scheduled drug for insomnia 1st in class drug for impulse control disorders in Phase 2 Company still retains exclusive rights to all products Near term milestones including additional Phase 3 results

Pipeline SILENOR(tm) - Insomnia Nalmefene - Impulse Control Disorders Acamprosate Movement Disorders Pre- Clinical Phase 1 Phase 2 Phase 3 Nalmefene - Smoking Cessation

Insomnia Market Growth 2001 2002 2003 2004 2005 East 1.3 1.8 2.2 2.7 3.3 Total Dollars Billions $1.3 $1.8 $2.2 $2.7 $3.3 Source: Wolters Kluwer Health

Insomnia Prescription Growth 2001 2002 2003 2004 2005 Ambien 14.89 19.33 22.14 24.49 24.8 Trazodone 8.43 9.5 10.15 10.84 10.81 Other 5.25 5.66 6.01 6.36 6.47 Sonata 1.56 1.78 1.68 1.58 1.38 Lunesta 0 0 0 0 3.18 Ambien CR 0 0 0 0 0.62 Rozerem 0 0 0 0 0.13 Total Rx Millions 30 36 40 43 47 Source: Wolters Kluwer Health

Insomnia Complaints 70 Million Americans report symptoms of insomnia Somaxon estimates fewer than 10 Million use Rx treatment Sleep in America Poll 2002 Difficulty falling asleep Waking frequently during the night Waking too early Wake feeling unrefreshed 25% 40% 24% 36% Sleep Maintenance 24% 36%

LUNESTA has been classified as a Schedule IV controlled substance. Sedative hypnotics have produced withdrawal signs and symptoms following abrupt discontinuation. The risk of abuse and dependence increases with the dose and duration of treatment Lunesta

SILENOR(tm)(doxepin HCl) for Insomnia Tricyclic compound approved >35 years as an antidepressant Long term safety record with chronic usage At high doses, a range of pharmacologic activities Potent H1 antagonism believed to cause sedation No GABA effects

"Doxepin HCl is virtually devoid of euphoria as a side effect. Characteristic of this type of compound, doxepin HCl has not been demonstrated to produce the physical tolerance or psychological dependence associated with addictive compounds." SILENOR(tm) vs GABA acting drugs "LUNESTA is a Schedule IV controlled substance. . ." "In a study of abuse liability conducted in individuals with known histories of benzodiazepine abuse, eszopiclone at doses of 6 and 12 mg produced euphoric effects similar to those of diazepam 20 mg. In this study, at doses 2-fold or greater than the maximum recommended doses, a dose related increase in reports of amnesia and hallucinations was observed for both LUNESTA and diazepam."

Daily Dosage (mg) 10 25 50 75 300 Depression Available strengths too sedating & anticholinergic Two issued US patents claiming treatment of insomnia at low dose 1 6 Insomnia SILENOR(tm) Well tolerated 3

Product Differentiation Doxepin HCl Silenor(tm) Dosage Strengths 10-150mg 1, 3, 6mg Product Form Capsules Tablets Indication Depression Insomnia Anticholinergic Yes No Daytime Sedation Yes No Branded/Promoted No Yes Sampled No Yes Patents No Yes - 2020 Hatch-Waxman Exclusivity No Yes

Silenor(tm) Phase 2 Results - 2005 Two (1 adult, 1 elderly) controlled sleep laboratory (PSG) trials in chronic, primary insomniacs with sleep maintenance difficulty Statistically significant, robust and reproducible results with 1, 3, 6mg in primary sleep maintenance endpoints including WASO & TST Positive results across range of secondary objective and subjective measures Well tolerated Adverse events low overall and comparable to placebo Next day effects not significantly different from placebo

Phase 3 Adult Study Design Randomized, placebo controlled, double blind, parallel group, multicenter, 35 day sleep laboratory (PSG) and outpatient study 229 adults with chronic primary sleep maintenance insomnia Placebo, 3mg, 6mg dosages Efficacy endpoints Primary: PSG-measured Wake After Sleep Onset (WASO) Secondary: Numerous objective & subjective measures of maintenance, onset, duration, quality Standard assessments for safety, next day residual effects, tolerance and rebound insomnia

PBO DXP 3mg DXP 6mg Baseline 65.6 67.8 65 N1 66.7 41.4 36.3 N29 61.8 47.3 41.2 Minutes Nights Phase 3 Adult Trial Wake After Sleep Onset (WASO) Baseline to Night 29 (ITT) p<0.0001 p<0.0001 p=0.0299 p=0.0012

PBO DXP 3mg DXP 6mg Baseline 380.3 380.3 380.3 N1 373.8 415.3 420.5 N29 391 408.1 419.1 Minutes Nights Phase 3 Adult Trial Total Sleep Time (TST) Baseline to Night 29 (ITT) p<0.0001 p<0.0001 p=0.0262 p=0.0003

PBO DXP 3mg DXP 6mg Baseline 38 35.9 39.1 N1 45 26.7 27.1 N29 31.3 28 24.7 Minutes Nights Phase 3 Adult Trial Latency to Persistent Sleep (LPS) Baseline to Night 29 (ITT) p=0.0018 p=0.0110 p=0.9008 p=0.9989

Phase 3 Adult Trial Safety & Tolerability Well tolerated Overall AE incidence low & comparable to placebo Low discontinuation rate Next day effects show no statistically significant difference versus placebo No rebound insomnia, withdrawal effects or tolerance No amnesia, weight gain or anticholinergic effects observed

Positioning Targeted by Phase III Amnesia Euphoria Hormone Changes Metallic Taste Attributes Sonata Ambien Ambien CR Lunesta Indiplon Rozerem SILENORTM Onset Maintenance ? Last 3rd of Night Long Term Studies ? Not Scheduled Not GABA

Clinical Development Plan Ph 3 Transient 2005 2006 2007 Ph 3 Adult PSG Ph 1 PK Studies Ph 3 Elderly PSG Ph 3 Elderly Outpatient Submit NDA

Impulse Control Disorders are Similar to Addictions Behavioral* Pathological Gambling Kleptomania Pyromania Intermittent Explosive Disorder Substance Alcohol Drugs Nicotine *Recognized in DSM since 1980

Pathological Gambling and Smoking Gambling - no approved therapy Pathological Gamblers 3 15 At Risk Gamblers Problem Gamblers 2.5 (millions) (millions) Smoking

Nalmefene Opioid receptor antagonist, marketed in IV form since 1995 for opiate reversal Somaxon product is orally administered Opioid antagonism can reduce urges & cravings

Positive Phase II Results Published in Leading Journal Reprinted with Permission from the American Journal of Psychiatry, Copyright (2006). American Psychiatric Association.

Ph 2/3 Pathological Gambling Clinical Development Plan TBD 2005 2006 2007 2008 2009 Ph 2 Smoking Pilot

Experienced Management Kenneth Cohen Kenneth Cohen President & CEO Philip Jochelson, MD Philip Jochelson, MD SVP & CMO Meg McGilley Meg McGilley VP & CFO Jeffrey Raser Jeffrey Raser SVP Sales & Marketing Susan Dube Susan Dube SVP Corporate Development Matt Onaitis Matt Onaitis VP Legal Affairs Eli Lilly, Argus, Canji Boehringer Ingelheim, Alliance, Neurocrine E&Y, IVAC, Instromedix Lederle, Roche, CancerVax BWH, Adeza, WFHC Biogen Idec, Elan

Financial Highlights, 3/31/06 NASDAQ: SOMX Cash, cash equivalents & short term investments Cash burn, 1st Quarter '06 Shares outstanding Fully diluted shares $93.7 mm $10.3 mm 18.0 mm 20.2 mm

Key milestones SILENOR(tm) Phase 3 adult results - Q2 '06 ^ Phase 3 elderly results - late '06 Phase 3 transient results - late '06 Phase 3 elderly outpatient results - late '06 NDA - Q1 '07 Strategic partnership Nalmefene Pilot smoking cessation results - mid '06 Phase 2/3 PG results - early '07

Highlights Specialty pharmaceuticals focused on psychiatric and neurologic disorders Three in-licensed product candidates with extensive human experience & established safety records Highly differentiated product profiles addressing large markets Positive Phase 3 data for unique, non-scheduled drug for insomnia 1st in class drug for impulse control disorders in Phase 2 Company still retains exclusive rights to all products Near term milestones including additional Phase 3 results